CPI AEROSTRUCTURES, INC

EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CPI Aerostructures, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2014 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 10, 2014

By:/S/ Douglas J. McCrosson

Name:Douglas J. McCrosson

Title: Chief Executive Officer and President

Date: November 10, 2014

By:/S/ Vincent Palazzolo

Name:Vincent Palazzolo

Title: Chief Financial Officer